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Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ Roger G. Ackerman

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ John W. Loose

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ John Seely Brown

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ John H. Foster

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ Gordon Gund

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ John M. Hennessy

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ James R. Houghton

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ James J. O'Connor

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ Catherine A. Rein

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ Deborah D. Rieman

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ H. Onno Ruding

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ William D. Smithburg

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ Peter F. Volanakis

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ Wendell P. Weeks

Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $12,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 2001 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

                      /s/ James B. Flaws

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CORNING INCORPORATED
POWER OF ATTORNEY